UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 23, 2017

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 23, 2017, TC PipeLines, LP (the "Partnership") issued a press release announcing a fourth quarter 2016 cash distribution of $0.94 per common unit payable on February 14, 2017 to common unitholders of record on February 2, 2017.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated January 23, 2017, reporting the Partnership's fourth quarter 2016 cash distribution.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  January 23, 2017

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated January 23, 2017, reporting the Partnership's fourth quarter 2016 cash distribution.

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